Exhibit 10.3

                    AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

           This AMENDMENT NO. 3 made as of the 6th day of December, 2002, to the Employment Agreement (as amended, the "Agreement") made as of the 20th day of November, 1998, between UNITED RETAIL GROUP, INC., a Delaware corporation, with principal offices at 365 West Passaic Street, Rochelle Park, New Jersey 07662-6563 and KENNETH P. CARROLL, residing at 140 Prospect Avenue, Apartment 11J, Hackensack, New Jersey 07601.

           WHEREAS, capitalized terms used herein and defined in the Agreement shall have the same meaning as in the Agreement;

           WHEREAS, the Executive is an attorney admitted to practice before the courts of the State of New York and the United States District Court for the Southern District of New York;

           WHEREAS, the Executive has been employed by the Company as its Senior Vice President - General Counsel to provide, among other things, advice on the laws of the State of New York and the federal laws of the United States and to supervise the representation before courts and legislative and administrative bodies of the Company and its subsidiaries;

           WHEREAS, the Company desires to continue the professional services of the Executive, and the Executive desires to continue to provide such services to the Company, on the terms set forth in the Agreement; and

           WHEREAS, the provisions of this Amendment were recommended by the Compensation Committee of the Company's Board of Directors on December 5, 2002, and approved by the Company's Board of Directors on December 6, 2002.

           NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Section 1(s) of the Agreement is amended to read in its entirety as follows:

                     "(s) Term of Employment shall mean the period of time commencing on November 20, 1998 and ending on July 30, 2007 or such later date as may be mutually agreed upon by the Board of Directors and the Executive. (For the avoidance of doubt, Term of Employment as used herein may extend beyond the termination of the Executive's employment.)"


2.  All the other provisions of the Agreement shall remain in force unchanged.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment in Rochelle Park, New Jersey, in duplicate originals on December 6, 2002.


                                                  UNITED RETAIL GROUP, INC.


                                                  By:/s/ RAPHAEL BENAROYA
                                                     ---------------------------
                                                  Name:  Raphael Benaroya
                                                  Title: Chairman of the Board

                                                  /s/ KENNETH P. CARROLL
                                                  -----------------------------
                                                  Kenneth P. Carroll

KPC amend no. 3
KPC:jmt